Exhibit 99.06

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   June, 1999
           Series 1999-04, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                  6.862519
                                                       -------------------------
       Weighted average maturity                                         172.07
                                                       -------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                Principal
            Principal Per    Prepayments Per  Interest Per
      Class  Certificate       Certificate     Certificate   Payout Rate
      -----  -----------       -----------     -----------   -----------
       R    $  0.00000000     $ 0.00000000  $   0.00000000   %0.00000000
       PO   $  3.89443472     $ 0.36786744  $   0.00000000   %0.00000000
       A1   $  4.89106970     $ 1.63188710  $   4.90342894   %6.24999996
       A2   $ 10.85136540     $ 3.62051750  $   5.03878075   %6.25000000
       A3   $  2.11674187     $ 0.70624293  $   4.72928640   %6.25000002
       A4   $  3.42713955     $ 1.14345227  $   5.15611909   %6.24999976
       M    $  3.42713948     $ 0.00000000  $   5.15611702   %6.24999724
       B1   $  3.42714539     $ 0.00000000  $   5.15611702   %6.24999720
       B2   $  3.42714539     $ 0.00000000  $   5.15611702   %6.24999720
       B3   $  3.42713751     $ 0.00000000  $   5.15611702   %6.24999726
       B4   $  3.42712766     $ 0.00000000  $   5.15611702   %6.24999720
       B5   $  3.42715406     $ 0.00000000  $   5.15612988   %6.25001286

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $      N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                             $        43,594.79
                                                                   -------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:          $   211,537,548.45
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  666
                                                                 ---------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance          Cusip
-----         -------          -----------------       -------          -----
R    $                   0.00  $            0.00  $             0.00  36157RC37
PO   $             388,990.55  $      387,457.94  $           984.55  GEC9904PO
A1   $         103,888,988.85  $  103,349,264.20  $           936.57  36157RB79
A2   $          30,715,440.00  $   30,370,920.00  $           956.59  36157RB87
A3   $          51,394,100.95  $   51,274,293.36  $           905.91  36157RB95
A4   $          21,779,447.89  $   21,704,050.83  $           986.55  36157RC29
SUP  $         197,255,715.80  $  196,220,822.35  $           934.16  GEC994SUP
M    $           1,675,037.54  $    1,669,238.82  $           986.55  36157RC45
B1   $             558,345.85  $      556,412.94  $           986.55  36157RC52
B2   $             558,345.85  $      556,412.94  $           986.55  36157RC60
B3   $           1,005,022.52  $    1,001,543.29  $           986.55  36158GEX2
B4   $             335,007.51  $      333,847.77  $           986.55  36158GEY0
B5   $             335,267.79  $      334,107.14  $           986.55  36158GEZ7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            2        Principal Balance      $      713,087.14
                              --------                              ------------
       2.   60-89 days
            Number            0        Principal Balance      $            0.00
                              --------                              ------------
       3.   90 days or more
            Number            0        Principal Balance      $            0.00
                              --------                              ------------
       4.   In Foreclosure
            Number            0        Principal Balance      $            0.00
                              --------                              ------------
       5.   Real Estate Owned
            Number            0        Principal Balance      $            0.00
                              --------                              ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $            0.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $            0.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $            0.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
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